Exhibit 99.1
Deckorators Voyage Decking with Surestone Technology INVESTOR RELATIONS PRESENTATION Results through March 29, 2025

Please be aware that statements included in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. Non-GAAP Financial Information: This presentation includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Management uses Adjusted EBITDA, return on invested capital, and liquidity, non-GAAP financial measures, in order to evaluate historical and ongoing operations. Management believes that these non-GAAP financial measures are useful in order to enable investors to perform meaningful comparisons of historical and current performance. These non-GAAP financial measures are intended to supplement and should be read together with the financial results. These non-GAAP financial measures should not be considered an alternative or substitute for, and should not be considered superior to, the reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP financial measures. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of UFP Industries is strictly prohibited. UFP INDUSTRIES, INC. 2

The operating segments of UFP Industries – UFP Packaging, UFP Construction and UFP Retail Solutions – convert 7% of North American softwood lumber, manufacturing and selling a wide variety of value-added products used in residential and commercial construction, outdoor living, packaging and other industrial applications worldwide. NO MISSION STATEMENT. JUST PEOPLE ON A MISSION. 3

UFP Industries is focused on driving above market growth and compounding margins higher over time while maintaining best-in-class ROIC.

5 YEAR PERFORMANCE*

+30%
Average Annual TSR

~5%
Average Annual Unit growth

~300bps
Expansion in adjusted EBITDA Margin
2024: 10.3%

~10%
Average Annual ROIC Growth
2024: 18.3%

~24%
Average Annual Growth in EBITDA

* Five years ending 2024

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UFP has built-in scale advantage as the largest converter of softwood lumber in North America fragmented


IMPROVEMENTS
19.5B board feet
INDUSTRIAL
11.2B
board feet
CONSTRUCTION
19.8B board feet

TOTAL U.S. SOFTWOOD CONSUMPTION BY END MARKETS*


UFP RETAIL SOLUTIONS
$2.6B
UFP PACKAGING
$1.6B
UFP CONSTRUCTION
$2.1B

UFP 2024 REVENUE BY BUSINESS SEGMENTS

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*Source: Forest Economic Advisors. Improvements = Retail. Industrial = Packaging

Market Expansion Unit Sales Growth Product & Process Innovation Margin Growth NEW PRODUCTS • Long-term goal of 10% of net sales • Alternative materials to broaden markets/customers • Enhance EBITDA margin R&D/INNOVATION • Dedicated innovation teams • Internal venture fund investments PRODUCT RATIONALIZATION • Data-optimized for streamlined offerings and improved EBITDA margins and ROIC STRATEGIES 6 M&A• Core tuck-ins, consolidations • Complementary value-added adjacencies to grow, and enhance EBITDA margins ORGANIC • Greenfields to fill geographic holes • Leverage footprint to grow with national customers NEW CUSTOMERS • New locations of national accounts • Focus on Packaging verticals AUTOMATION & ROBOTICS • Enhance productivity and efficiencies • Reduce non-value-added repetitive motion and adverse ergonomics for employees CAPACITY CONSOLIDATION • Centers of Excellence model lowers production costs • Strategic consolidations to enhance efficiencies ENHANCED OPERATIONS TECHNOLOGY • Technology solutions in transportation, purchasing, design and shop floor OBJECTIVES Growth Mix Improvements Ops Improvements

15,000+ Employees worldwide 215 Facilities worldwide 1955 Founded in Grand Rapids, MI $6.6B Q1 2025 TTM Net Sales 39% 32% 25% 4% Based on Q1 2025 TTM Net Sales $2.6B Big box, independents, & buying co-ops $1.6B Industrial manufacturers, OEM’s, agricultural and logistics UFP AT A GLANCE $2.1B Single-, multi-family and factory-built housing, commercial, concrete formers $0.3B Overseas trading, manufacturing and design assets offering packaging solutions in nine countries $643.6M Q1 2025 TTM Adjusted EBITDA Business segments and markets 7

8 215 Locations 8 Countries WHERE WE ARE 189 5 1 2 1 10 1 6

BUSINESS MODEL PROVIDES SUSTAINABLE COMPETITIVE ADVANTAGES

Scale through Diversification

As North America's largest buyer of softwood lumber, UFP owns scale advantage in sourcing and in serving the three largest softwood end markets – residential construction, retail building products and industrial packaging.

RESULT:

- Hedge against cyclicality and customer concentration
- Advantages in procurement and product mix diversification
- Risk mitigation, including against lumber market volatility.

Incentives Aligned With Shareholders

Each of our 215 operations is a profit center, managed by people who are required to own stock, and are compensated on a combination of pre-bonus operating profit and return on investment.

RESULT:

- Efficient capital allocation
- High ROIC
- ***Insiders and employees own more than 11% of shares outstanding****

Commitment To Innovation

While in its early stages, a strategic and growing focus on innovation has brought the company and its customers a steady stream of new products and services.

RESULT:

- Robust pipeline of new products
- New customers and markets
- Higher EBITDA margins

Culture

Teamwork, accountability, devotion to the customer and internal competition create a results-driven culture that drives personal and profession growth throughout the organization.

RESULT:

- 70 straight years of profitability
- Average tenure of 23 years for our 69 most senior executives.

Structure

In 2020 the company created an operating structure based on management of market segments rather than geography, bringing greater focus.

RESULT:

Improved performance from

- Greater alignment with customers
- Quicker introduction of new, value-added products
- Better, more rapid decision making

*Form 5 and employee compensation plan reports

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Annual unit sales growth of 7-10% including small acquisitions; new product sales are 10% of total sales Achieve and sustain a 12.5% adjusted EBITDA margin Earn an incremental return on new investment greater than our 15% hurdle rate Maintain a conservative capital structure < 1.5X Adjusted EBITDA LONG-TERM FINANCIAL GOALS 10

2013 41% 59% 3% 31% 69% 7.2% 40% 60% 9.7% 31% 69% 10.3% 30% 70% 9.7% Value-added as a percent of sales VALUE-ADDED SALES Commodity Value-added 2011 2021 2024 Value-added products improve mix, raise EBITDA margins 11 2019 EBITDA Margin PalletOne and Spartanburg Forest Products acquisitions Q1 2025 TTM

CONSTRUCTION RETAIL PACKAGING ALTERNATIVE MATERIALS MANUFACTURING GROWTH Investments in value-added adjacencies add to TAM 12 Wood Components BROADER MARKET OPPORTUNITIES | MARGIN ENHANCEMENT | INCREASED WALLET SHARE Core/Historical Current state/Future scaling growth via capex and M&A Pressure-Treated Lumber Wood Crates Light Gauge Metal Components Deckorators SurestoneTM Technology Decking & Railing Mixed Material Crates Wood, Foam, Metal, Corrugate Aluminum Balconies and accessories Steel Crates

• Create alternative product lines in close adjacencies to our current business • Source new technology solutions to spur growth and enhance productivity The company is making investments to Commitment to innovation moves the company steadily up the value chain. INNOVATION AND NEW PRODUCTS In 2022 we launched our Innovation Accelerator to: Bring new products and services to market faster Spur internal growth in new capabilities, products and processes Drive faster scale and synergy through rapid iteration In 2023 we started the UFP Venture Fund to: Spur external growth through late-stage development and early-stage commercialization opportunities Empower entrepreneurs to build businesses, services, and products that can transform our industry Commit an investment of $100 million over 5 years to meet our development goals UFP VENTURE FUND 13 • Develop value-added use of manufacturing residuals • Enhance our supply chains • Add automation across business segments to increase efficiencies • Address a shortage of skilled labor

BUSINESS SEGMENTS Commodity 45% Value Added 55% Commodity 24% Value Added 76% Commodity 13% Value Added 87% ProWood Group $2.3 Billion Deckorators $289 Million Other $8 Million Structural Packaging $1.0 Billion PalletOne $520 Million Protective Packaging Solutions $76 Million Site Built $844 Million Factory Built $841 Million Commercial $251 Million Concrete Forming Solutions $176 Million $2.6B $1.6B $2.1B Q1 2025 TTM Net Sales Q1 2025 TTM Net Sales Q1 2025 TTM Net Sales 14 New products 8.4% of net sales New products 12.0% of net sales New products 4.1% of net sales

UFP RETAIL SOLUTIONS

ProWood

TREATED & DECK SPECALTIES

Pressure-treated lumber, decking, handrail, stairs, balusters, lattice, accessories





FENCE, LAWN & GARDEN

Wood and vinyl fence, planters, garden beds, picnic tables





BUILDING MATERIALS

ProWood FR, project panels, short boards & dimensional, stakes, finger-joint studs, furring strips, more





Deckorators® Go Beyond Ordinary

Wood- and mineral-based composite decking, railing and accessories.* Aluminum fence manufacturing and fabrication.





UFP EDGE™ Designed To Be Seen

Premium siding, pattern, trim; interior accent wall products





On-trend brands to all major building products retailers, backed by best-in-class in-store and e-commerce support

*Sales mix is 73% to Big Box customers and 27% to one- and two-step distribution as of Q1 2025 YTD.

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Innovative packaging solutions and components backed by a global manufacturing footprint and the industry’s leading engineering, design, and integrated service teams Structural Packaging Wood, steel, foam and corrugated for mixed material crates and specialty containers; hard cases, lumber processing, logistics solutions and onsite packaging services PalletOne Machine-built pallets; design, engineering and testing Protective Packaging Corrugated conversion, stretch/shrink films, labels, strapping, hardware and software solutions for all industries 16

Floor, wall and roof panels, cabinet components, countertops and milled components for modular and manufactured homes; Components for RV/cargo trailer and mobile offices. Offsite prefabrication of value-add formwork, aluminum horizontal shoring and vertical forming solutions for use in infrastructure; elevated structural concrete construction projects. Roof trusses, wall panels, floor systems and framing services for residential and light commercial builders. Sales are approx. 70% single family, 30% multifamily. Turnkey project management of consumer environment and architectural interiors; design, development, engineering, manufacturing, assembly, distribution and installation. Single-source designer and manufacturer of building components, concrete forms, framing, exterior and interior finishing programs to make building processes run at maximum efficiency IDXCorporation.com questdisplays.com UFPConstruction.com Site-Built Factory-Built Commercial Concrete Forming 17

MACRO DRIVERS INDUSTRY/CONSUMER TRENDS SHORT-TERM OUTLOOK SEGMENT DEMAND AND FORWARD OUTLOOK 18 • Repair and remodel activity • Aged housing stock • Housing turnover • Home equity at historic highs, but HELOC rates elevated as well • Consumers delaying larger projects • Lock-in mortgage effect • Demand down low-single digits • Pricing pressures • PMI • Durable Goods • GDP • Demand decrease across most verticals and excess capacity pressuring pricing • On/nearshoring manufacturing • Vendor consolidation at customers of scale • Demand down low-single digits • Pricing pressures • Affordability challenges remain • Housing shortage • Mortgage rates • Smaller new build floorplans • Builder incentives driving activity • Depressed mortgage application and refinance activity • Demand down low-single digits • Pricing pressures

Drive operational excellence throughout the enterprise Cultivate a unique, rewarding culture throughout the UFP family of companies Provide significant opportunity for professional and personal growth Support communities in which we operate Supply exceptional products from sustainable sources Maintain inclusive, safe working environments Attract and retain diverse top-shelf talent Operate with a focus on energy efficiency and lean manufacturing Deliver Consistent, positive financial results to our shareholders We believe profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities. Our views on ESG and maintaining a sustainable enterprise can be found here. SUSTAINABILITY CONTINUUM 19

FINANCIALS 20

OUR PERFORMANCE Net Earnings (ACI) ROIC 2021 2023 2022 Unit sales growth rate $ in Millions Growth rate Strong track record of growth and performance improvement with emphasis on improving gross profit dollars per unit sold and ROIC. Q1 2025 TTM Adjusted EBITDA Margin exceeds 2019 by 250 bps. 2024 Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Net Sales Adjusted EBITDA Adjusted EBITDA Margin 21 Q1 2025 TTM $8,636 $9,627 $7,218 $6,652 $6,609 $835 $1,097 $810 $682 $644 9.7% 11.4% 11.2% 10.3% 9.7% $536 $693 $514 $415 $373 31.9% 34.6% 22.2% 18.3% 15.5% 94% 31% (26)% (16)% 117% 29% (26)% (19)% (10)% 28% 2% (9)% (1)% (2)% (6)% Liquidity Capital Resources $805 $1,836 $2,362 $2,459 $2,191 $512 $832 $960 $643 $551 Operating Cash Flow

MANAGING LUMBER MARKET RISK Adjusted EBITDA Margin Lumber Market Volatility*39.9% 39.9% 6.1% 5.8% 8.3% 9.7% 11.4% 11.2% 10.3% 9.7% 0% 10% 20% 30% 40% 50% 0% 10% 20% 30% 40% 50% 2021 2022 2023 2024 Q1 2025 TTM Lumber Market Volatility Adjusted EBITDA Margin *Standard deviation of lumber prices divided by average weekly price. Balanced business model mitigates lumber price volatility and drives stable profit per unit. Level of lumber prices does not drive profitability Sequential trends impact profit per unit Balanced mix of variable and fixed-price products mitigate risk Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. 22

NET SALES (in millions) $8,636 $9,627 $7,218 $6,652 $6,609 2021 2022 2023 2024 Q1 2025 TTM UFP Consolidated $3,535 $3,771 $2,956 $2,598 $2,577 2021 2022 2023 2024 Q1 2025 TTM UFP Retail Solutions $2,148 $2,395 $1,838 $1,637 $1,622 2021 2022 2023 2024 Q1 2025 TTM UFP Packaging $2,698 $3,144 $2,161 $2,114 $2,112 2021 2022 2023 2024 Q1 2025 TTM UFP Construction Organic Unit Sales Growth Total Unit Net Sales Sales Growth 40% (1)% (6)% (3)% (2)% 5% (2)% (8)% (3)% (3)% 17% 6% (13)% 14% 5% 3% 4% (13)% 5% 3% 31% 0% (6)% (7)% (5)% (4)% (3)% (6)% (7)% (5)% 28% 2% (9)% (1)% (2)% 4% (1)% (10)% (1)% (2)% 23 LONG-TERM GOAL Unit sales growth of 7% to 10%, including small acquisitions

$317 $835 $1,097 $810 $682 $644 2019 2021 2022 2023 2024 Q1 2025 TTM UFP Consolidated $75 $198 $217 $208 $221 $201 2019 2021 2022 2023 2024 Q1 2025 TTM UFP Retail Solutions $101 $300 $376 $244 $159 $150 2019 2021 2022 2023 2024 Q1 2025 TTM UFP Packaging $96 $283 $422 $272 $208 $192 2019 2021 2022 2023 2024 Q1 2025 TTM UFP Construction 5.0% 5.6% 5.8% 7.0% 8.5% 7.8% 9.3% 14% 15.7% 13.3% 9.7% 9.2% 5.9% 10.5% 13.4% 12.6% 9.9% 9.1% ADJUSTED EBITDA (in millions) 7.2% 9.7% 11.4% 11.2% 10.3% 9.7% Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. LONG-TERM MARGIN DRIVERS New management structure; Value-added mix improvements, including new branded products, solutions selling, and value-based pricing; Operational improvements, technology, and automation LONG-TERM GOAL 12.5% Adjusted EBITDA margin Adjusted EBITDA Adjusted EBITDA Margin 24 Consolidated Q1 2025 TTM Adjusted EBITDA Margin exceeds 2019 by 250 bps.

UFP Consolidated UFP Retail Solutions UFP Packaging UFP Construction ADJUSTED EBITDA GROWTH AND UNIT SALES 28% 2% (9)% (1)% (2)% 94% 31% (26)% (16)% (6)% -40% -20% 0% 20% 40% 60% 80% 100% 2021 2022 2023 2024 Q1 2025 TTM 40% (1)% (6)% (3)% (3)% 200% 25% (35)% (35)% (6)% -50% -10% 30% 70% 110% 150% 190% 230% 2021 2022 2023 2024 Q1 2025 TTM 31% 0% (6)% (7)% 6% (5)% 10% (4)% 6% (9)% -20% -10% 0% 10% 20% 30% 40% 50% 2021 2022 2023 2024 Q1 2025 TTM 17% 6% (13)% 5% 3% 189% 49% (36)% (24)% (8)% -50% -10% 30% 70% 110% 150% 190% 230% 2021 2022 2023 2024 Q1 2025 TTM Percent Growth Percent Growth Percent Growth Percent Growth Long-Term Goal: Achieve Adjusted EBITDA growth exceeding unit sales growth Adjusted EBITDA Growth Unit Sales Growth Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. 25

BALANCED USE OF FREE CASH FLOW Return-focused approach to capital allocation $512 $832 $960 $643 $551 $40 $59 $68 $81 $82 $96 $82 $159 $192 $151 $174 $180 $232 $250 $476 $180 $52 $30 $34 Acquisitions Capex Share Buyback Dividends OCF 2021 2022 2023 2024 Operating Cash Flow and Capital Allocation (in millions) Q1 2025 TTM 26 Acquisitions to contribute half of our total annual unit sales growth CapEx plan of $300M to $350M in 2025 Opportunistic share repurchases and to offset issuances. Current authorization as of April 2025 has $122M remaining, expires July 31, 2025. Increasing dividends in line with long-term growth in earnings and free cash flow Committed to maintaining conservative capital structure with adjusted EBITDA <1.5x

RETURN ON INVESTED CAPITAL Hurdle Rate = 15% Percent 31.9% 34.6% 22.2% 18.3% 15.5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2021 2022 2023 2024 Q1 2025 TTM WACC = 10% Long-Term Goal: Earn an incremental return on new investment greater than our hurdle rate Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. 27

Process Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways. Find new products and services to speed our transformation from commodity sales to value-added selling solutions and brands. Purpose Achieve scale and synergy targets to optimize growth, margins and returns. Goal Scale, low-cost production, automation; increased customer wallet share. Driving Deckorators recycle content; scaling opportunity. Securing supply and margin expansion for growing Packaging business. RECENT ACQUISITIONS 28

CAPITAL STRUCTURE Conservative capital structure ensures ample resources to pursue investment opportunities with the highest return potential. Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 2.5% 0.0% 0.0% 0.0% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2021 2022 2023 2024 Q1 2025 0.1 - - - - 0.0 0.5 1.0 1.5 2.0 2.5 2021 2022 2023 2024 Q1 2025 Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Percent Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. 29

STOCK PERFORMANCE Long-term returns on UFPI stock are consistently above the proxy peers and major market indices Peers include MAS, BLDR, TREX, LPX, SSD, BCC, PATK, AMWD, SON, GEF, ROCK Stock prices are adjusted to account for dividend payouts Source: FactSet as of 4/29/2025 closing prices -6.9% 12.6% 21.0% 20.1% 12.3% -19.7% 9.0% 15.3% 11.9% 6.2% 9.5% 11.9% 15.2% 12.1% 10.3% -1.2% 3.3% 9.1% 6.1% 7.7% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 1 Year 3 Year 5 Year 10 Year 20 Year Annual % Return Annualized Stock Return UFPI Peer Group Average SP500 R.2000 30

QUARTERLY RESULTS 31

NET SALES Q1 2025 (in millions) $1,639 $1,902 $1,649 $1,462 $1,596 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 UFP Consolidated $629 $809 $636 $525 $607 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 UFP Retail Solutions $424 $435 $402 $375 $410 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 UFP Packaging $518 $575 $535 $487 $516 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 UFP Construction (1)% (1)% (3)% 0% (1)% (2)% (1)% (3)% 0% (2)% (8)%* (5)%* (4)%* (1)%* (4)% (8)%* (5)%* (4)%* (1)%* (4)% (6)%* (6)%* (5)%* (2)%* (2)% (6)%* (6)%* (5)%* (2)%* (3)% 8%* 7%* (2)%* 2%* 3% 8%* 7%* (2)%* 2%* 3% Organic Unit Sales YOY Growth Total Unit Sales YOY Growth Net Sales 32 *Growth percentages are shown net of product transfers between segments.

ADJUSTED EBITDA Q1 2025 (in millions) $181 $204 $165 $133 $142 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 UFP Consolidated $55 $70 $51 $44 $36 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 UFP Retail Solutions $44 $43 $34 $38 $35 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 UFP Packaging $54 $59 $51 $45 $37 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 UFP Construction 11.0% 10.7% 10.0% 9.1% 8.9% 8.8% 8.7% 8.0% 8.4% 5.9% 10.4% 9.9% 8.6% 10.0% 8.5% 10.4% 10.2% 9.5% 9.2% 7.2% Adjusted EBITDA Adjusted EBITDA Margin Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Margin levels reflect focus on value-added solutions.. 33

2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800) 598-9663 - UFPI.com THANK YOU 34